Exhibit 10.35

AT&T MASTER AGREEMENT

MA Reference No. DCMT306779

CUSTOMER Legal Name (“Customer”, “You” or “Your”)		AT&T Corp. (“AT&T”)
Improvenet.Com		AT&T Corp.

CUSTOMER Address		AT&T Address
Addr: 720 Bay Road #200		55 Corporate Drive Bridgewater, New Jersey 08807
City: Redwood City State: CA	Country: USA Zip: 94063

CUSTOMER Contact		AT&T Contact
Name: Brian Lewis		Master Agreement Support Team
Title: MIS		Email: mast@att.com
Telephone: 650-701-8060		url: http://ma.kweb.att.com/
Fax: 650-701-8260		Fax: 908-658-2562
Email: brian@improvenet.com		Scanned Image Reference Number: 14109-0093624/NC

This Agreement consists of the attached General Terms and Conditions and all service attachments (“Attachments”) attached hereto or subsequently signed by the parties and that reference this Agreement (collectively, this “Agreement”). In the event of a conflict between the General Terms and Conditions and any Attachment, the Attachment shall take precedence.

This Agreement shall become effective when signed by both parties and shall continue in effect for as long as any Attachment remains in effect, unless earlier terminated in accordance with the provisions of the Agreement. The term of each Attachment is stated in the Attachment.

SIGNATURE BELOW BY YOUR AUTHORIZED REPRESENTATIVE IS YOUR CONSENT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT

CUSTOMER: Improvenet.Com	AT&T CORP.
/s/ Don Gaspar	/s/ T. C. McDonough
Authorized Signature)	(Authorized Signature)

Don Gaspar	Thomas McDonough
(Typed or Printed Name)	(Typed or Printed Name)

CTO	General Manager
(Title)	(Title)

12/13/00	12/18/00
(Date)	(Date)

AT&T MA Reference No. DCMT306779

GENERAL TERMS AND CONDITIONS

The following terms and conditions shall apply to the provision and use of the products and services (“Service” or “Services”) provided by AT&T pursuant to this Agreement.

1.0          DEFINITIONS

1.1       “Affiliate” of a party means any entity that controls, is controlled by or its under common control with such party, and, in the case of AT&T, it also means any entity which AT&T has authorized to offer any Service or part of any Service.

1.2       “Content” means information made available, displayed or transmitted in connection with a Service (including, without limitation, information made available by means of an HTML “hot link”, a third party posting or similar means) including all trademarks, service marks and domain names contained therein as well as the contents of any bulletin boards or chat forums, and, all updates, upgrades, modifications and other versions of any of the foregoing.

1.3       “User” means anyone who uses or accesses any Service purchased by You under this Agreement.

2.0          CHARGES AND BILLING

2.1       You shall pay AT&T for Your and Users’ use of the Services at the rates and charges specified in the Attachments, without deduction, setoff or delay for any reason. Charges set forth in the Attachments are exclusive of any applicable taxes. You may be required at any time to pay a deposit if AT&T determines that You are not creditworthy.

2.2       You shall pay all shipping charges, taxes (excluding those on AT&T’s net income) and other similar charges (and any related interest and penalties) relating to the sale, transfer of ownership, installation, license, use to provision of the Services, except to the extent a valid tax exemption certificate is provided by You to AT&T prior to the delivery of Services.

2.3       Payment in U.S. currency is due within thirty (30) days after the date of the invoice and shall refer to the invoice number. Restrictive endorsements or other statements on checks accepted by AT&T will not apply. You shall reimburse AT&T for all costs (including reasonable attorney fees) associated with collecting delinquent or dishonored payments. At AT&T’s option, interest charges may be added to any past due amounts at the lower of 1.5% per month or the maximum rate allowed by law.

3.0          RESPONSIBILITIES OF THE PARTIES

3.1       AT&T agrees to provide Services to You, subject to the availability of the Services, in accordance with the terms and conditions, and at the charges specified in this Agreement, consistent with all applicable law and regulations.

3.2       You shall assure that Your and Users' use of the Services and Content will at all times comply with all applicable laws, regulations and written and electronic instructions for use. AT&T reserves the right to terminate affected Attachments, suspend affected Services, and/or remove Your or Users' Content from the Services, if AT&T determines that such use or Content does not conform with the requirements set forth in this Agreement or interferes with AT&T’s ability to provide Services to You or others or receives notice from anyone that Your or Users' use or Content may violate any laws or regulations. AT&T’s actions or inaction under this Section shall not constitute review or approval of Your or Users’ use or Content. AT&T will use reasonable efforts to provide notice to You before taking action under this Section.

4.0          USE OF INFORMATION

4.1       All documentation, technical information, Software, business information, or other materials that are disclosed by either party to the other in the course of performing this Agreement shall be considered proprietary information (“INFORMATION”) of the disclosing party, provided such information is in written or other tangible form that is clearly marked as “proprietary” or “confidential”. This Agreement shall be deemed to be AT&T and Your INFORMATION. Your Content shall be deemed to be Your INFORMATION.

4.2       Each party’s INFORMATION shall, for a period of three (3) years following its disclosure (except in the case of Software, for an indefinite period):  (i) be held in confidence; (ii) be used only for purposes of performing this Agreement (including in the case of AT&T, the ability to monitor and record Your transmissions in order to detect fraud, check quality, and to operate, maintain and repair the Services) and using the Services; and (iii) not be disclosed except to the receiving party’s employees, agents and contractors having a need-to-know (provided that such agents and contractors are not direct competitors of either party and agree in writing to use and disclosure restrictions as restrictive as this Article 4), or to the extent required by law (provided that prompt advance notice is provided to the disclosing party to the extent practicable).

4.3       The restrictions in this Article shall not apply to any information that:  (i) is independently developed by the receiving party; or (ii) is lawfully received by the receiving party free of any obligation to keep it confidential, or (iii) becomes generally available to the public other than by breach of this Agreement.

5.0          PUBLICITY AND MARKS

5.1       No public statements or announcements relating to this Agreement shall be issued by either party without the prior written consent of the other party.

5.2       Each party agrees not to display or use, in advertising or otherwise, any of the other party’s trade names, logos, trademarks, service marks or other indicia of origin (collectively “Marks”) without the other party’s prior written consent, provided that such consent may be revoked at any time.

6.0          SOFTWARE

6.1       AT&T grants You a personal, non-transferable and non-exclusive license (without the right to sublicense) to use, in object code form, all software and associated written and electronic documentation and data furnished pursuant to the Attachments (collectively, the “Software”), solely in connection with the Services and solely in accordance with applicable written and electronic documentation. You will refrain from taking any steps to reverse assemble, reserve compile or otherwise derive a source code version of the Software. The Software shall at all times remain the sole and exclusive property of AT&T or its suppliers. “Third-Party Software” means Software that bears a copyright notice of a third party. “AT&T Software” means all Software other than Third-Party Software.

6.2       You shall not copy or download the Software, except to the extent expressly provided otherwise in the applicable documentation for the Service or in a writing signed by AT&T.  Any copy must contain the same copyright notices and proprietary markings as the original Software.

6.3       You shall assure that Your Users comply with the terms and conditions of this Article 6.

6.4       The term of the license granted hereunder shall be coterminous with the Attachment which covers the Software.

6.5       You agree to comply with any additional restrictions that are provided with any Third-Party Software.

6.6       AT&T warrants that all AT&T Software will perform substantially in accordance with its applicable published specifications during a warranty period of ninety (90) days beginning on the date of delivery of the AT&T Software to You. If You return to AT&T, within the ninety (90) day warranty period, any AT&T Software that does not comply with this warranty, then AT&T, at its option, will either repair or replace the portion of the AT&T Software that does not comply or refund the amount paid by You for such failed or defective AT&T Software. This warranty will apply only if the AT&T Software is used in accordance with the terms of this Agreement and is not altered, modified or tampered with by You or Users.

7.0          ADJUSTMENTS TO MINIMUM PURCHASE COMMITMENTS

In the event of a business downturn beyond Your control, or a corporate divestiture, merger, acquisition or significant restructuring or reorganization of your business, or network optimization using other AT&T Services, or reduction of the rates and changes, or chronic Service failures, or force majeure events, any of which significantly impairs your ability to meet Your minimum purchase commitments under an Attachment, AT&T will offer to adjust the affected commitments so as to reflect Your reduced traffic volumes, after taking into account the effect of such a reduction on AT&T’s costs and the AT&T prices that would otherwise be available at the revised commitment levels. If we reach mutual agreement on revised purchase commitments, we will amend or replace the affected Attachment, as applicable. This provision shall not apply to a change resulting from a decision by You to transfer portions of your traffic or projected growth to service providers other than AT&T. You must give AT&T written notice of the conditions You believe will require the application of this provision. This provision does not constitute a waiver of any charges, including shortfall charges, incurred by You prior to amendment or replacement of the affected Attachment.

8.0          FORCE MAJEURE

Neither AT&T nor You shall be liable for any delay, failure in performance, loss or damage due to:  fire, explosion, power blackout, earthquake, flood, the elements, strike, embargo, labor disputes, acts of civil or military authority, war, acts of God, acts or omissions of carriers or suppliers, acts of regulatory or governmental agencies, or other causes beyond such party’s reasonable control, whether or not similar to the foregoing, except that Your obligation to pay for charges incurred for Services received by You shall not be excused.

9.0          LIMITATIONS OF LIABILITY

9.1       For purposes of all exclusive remedies and limitations of liability set forth in this Agreement or any Attachment “AT&T” shall be defined as AT&T, its Affiliates, and its and their employees, directors, officers, agents, representatives, subcontractors, interconnection service providers and suppliers; and “You” shall be defined as You, Your Affiliates, and Your and their employees, directors, officers, agents, and representatives; and “Damages” will refer collectively to all injury, damage, liability, loss, penalty, interest and expense incurred.

9.2           EITHER PARTY’S ENTIRE LIABILITY AND THE OTHER PARTY’S EXCLUSIVE REMEDIES, FOR ANY DAMAGES CAUSED BY ANY SERVICE DEFECT OR FAILURE, OR FOR OTHER CLAIMS ARISING IN CONNECTION WITH ANY SERVICE OR OBLIGATIONS UNDER THIS AGREEMENT SHALL BE:

(i)            FOR BODILY INJURY OR DEATH TO ANY PERSON, OR REAL OR TANGIBLE PROPERTY DAMAGE, NEGLIGENTLY CAUSED BY A PARTY, OR DAMAGES ARISING FROM THE WILLFUL MISCONDUCT OF A PARTY OR ANY BREACH OF ARTICLES 4 OR 5, THE OTHER PARTY’S RIGHT TO PROVEN DIRECT DAMAGES;

(ii)           FOR DEFECTS OR FAILURES OF SOFTWARE, THE REMEDIES SET FORTH IN SECTION 6.6;

(iii)          FOR INTELLECTUAL PROPERTY INFRINGEMENT, THE REMEDIES SET FORTH IN ARTICLE 11:

(iv)          FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER THIS AGREEMENT, EACH PARTY’S LIABILITY SHALL BE

AT&T MA Reference No. DCMT306779

LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY TWELVE (12) MONTH PERIOD) AN AMOUNT EQUAL TO THE TOTAL NET PAYMENTS MADE BY YOU FOR THE AFFECTED SERVICE DURING THE THREE (3) MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED. THIS SHALL NOT LIMIT YOUR RESPONSIBILITY FOR THE PAYMENT OF ALL PROPERLY DUE CHARGES UNDER THIS AGREEMENT.

9.3       EXCEPT FOR THE PARTIES' ARTICLE 11 OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, RELIANCE OR SPECIAL DAMAGES. INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS, ADVANTAGE, SAVINGS OR REVENUES OF ANY KIND OR INCREASED COST OF OPERATIONS.

9.4       AT&T ALSO SHALL NOT BE LIABLE FOR ANY DAMAGES ARISING OUT OF OR RELATING TO: INTEROPERABILITY, ACCESS OR INTERCONNECTION OF THE SERVICES WITH APPLICATIONS, EQUIPMENT, SERVICES, CONTENT OR NETWORKS PROVIDED BY YOU OR THIRD PARTIES: SERVICE INTERRUPTIONS OR LOST OR ALTERED MESSAGES OR TRANSMISSIONS; OR, UNAUTHORIZED ACCESS TO OR THEFT, ALTERATION, LOSS OR DESTRUCTION OF YOUR, USERS’ OR THIRD PARTIES’ APPLICATIONS, CONTENT, DATA, PROGRAMS, INFORMATION, NETWORK OR SYSTEMS.

9.5       EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AT&T MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT OR ANY WARRANTY ARISING BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE.  EQUIPMENT PROVIDED BY AT&T IN CONJUNCTION WITH A SERVICE IS PROVIDED ON AN “AS IS” BASIS.

9.6       THE LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL APPLY:  (i) REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE; AND (ii) WHETHER OR NOT DAMAGES WERE FORESEEABLE.  THESE LIMITATIONS OF LIABILITY SHALL SURVIVE FAILURE OF ANY EXCLUSIVE REMEDIES PROVIDED IN THIS AGREEMENT.

10.0        TERMINATION

10.1     If a party fails to perform or observe any material term or condition of this Agreement and the failure continues unremedied for thirty (30) days after receipt of written notice, (i) the other party may terminate for cause any Attachment affected by the breach, or (ii) where the failure is a non-payment by You of any charge when due, AT&T may, at its option, terminate or suspend Service or require a deposit under affected Attachments.

10.2     An Attachment may be terminated immediately upon written notice by: (i) either party if the other party has violated the other party’s Marks, becomes insolvent or involved in a liquidation or termination of its business, files a bankruptcy petition, has an involuntary bankruptcy petition filed against it (is not dismissed within thirty) (30) days of filing), becomes adjudicated bankrupt, or becomes involved in an assignment for the benefit of its creditors; or (ii) either party due to a material breach of any provision of Article 4.

10.3     You shall be responsible for payment of all charges under a terminated Attachment incurred as of the effective date of termination. You shall also be liable to AT&T for Termination Charges, it specified in a terminated Attachment, in the event that AT&T terminates under Section 10.1 or 10.2, or You terminate without cause.

10.4     Termination by either party of an Attachment does not waive any other rights or remedies it may have under this Agreement. Termination or suspension of an Attachment shall not affect the rights and obligations of the parties under any other Attachment.

11.0        FURTHER RESPONSIBILITIES

11.1     AT&T agrees to defend or settle any claim against You and to pay all Damages that a country may award against You in any suit, that alleges a Service infringes any patent, trademark, copyright or trade secret, except where the claim or suit arises out of or results from:  Your or User’s Content, modifications to the Service or combinations of the Service with non-AT&T services or products, by You or others, AT&T adherence to Your written requirements, or, use of the Service in violation of this Agreement. You agree to defend or settle, at Your own expense and without prejudice to AT&T or AT&T’s continued provisioning of the Service to You or others, all claims or suits against AT&T covered by the exceptions in the preceding sentence and shall immediately cease any activity which gives rise to the alleged infringement. The indemnifying party will also pay all Damages and costs that by final judgment may be assessed against the indemnified party due to infringement by the indemnifying party.

11.2     Whenever AT&T is responsible under Section 11.1, AT&T may at its option either procure the right for You to continue using, or may replace or modify the alleged infringing Service so that the Service becomes noninfringing, but if those alternatives are not reasonably achievable, AT&T may terminate the affected Attachment without liability other than as stated in Section 11.1.

11.3     AT&T grants to You the right to permit Users to access and use the Services, provided that You shall remain solely responsible for the access and use by any user of the Services. You shall defend, indemnity and hold harmless AT&T from and against all Damages arising out of third party claims relating to Your or Users’ use of the Service of Content or performance of the Service.

11.4     The indemnified party under this Article 11: (i) must notify the other party in writing promptly upon learning of any claim or suit for which indemnification may be sought, provided that failure to do so shall have no effect except to the extent the other party is prejudiced thereby:  (ii) shall have the right to participate in such defense or settlement with its own counsel and at its sole expense, but acknowledge that the other party shall have control of the defense of settlement, and (iii) shall reasonably cooperate with the defense.

12.0        GENERAL PROVISIONS

12.1     Any supplement, modification or waiver of any provision of this Agreement must be in writing and signed by authorized representatives of both parties. A waiver by either party of any breach of this Agreement shall not operate as a waiver of any other breach of this Agreement.

12.2     This Agreement may not be assigned by either party without the prior written consent of the other, except that either party may, without the other party’s consent, assign this Agreement or any Attachment to a present or future Affiliate or successor, provided that any such assignment by You shall be contingent upon AT&T determining the assignee to a creditworthy and in compliance with any eligibility criteria for the Services. AT&T may subcontract work to be performed under this Agreement, but shall retain responsibility for all such work.

12.3     If any portion of this Agreement is found to be invalid or unenforceable, the remaining provisions shall remain in effect and the parties shall promptly negotiate to replace invalid or unenforceable portions that are essential parts of this Agreement.

12.4     Any legal action arising in connection with this Agreement must begin within two (2) years after the cause of action arises.

12.5     All notices under this Agreement shall be in writing and either mailed by certified or registered mail, postage prepaid return receipt requested, sent by express courier or hand delivered and addressed to each party at the address set forth on the cover page of this Agreement or, if the notice relates to a specific Attachment, the address set forth in such Attachment, or such other address that a party indicates in writing.

12.6     State law issues concerning construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules. The United Nations Convention on Contracts for International Sale of Goods shall not apply.

12.7     This Agreement does not provide any third party (including Users) with any remedy, claim, liability, reimbursement, cause of action or other right or privilege.

12.8     The respective obligations of You and AT&T, which by their nature would continue beyond the termination or expiration of any Attachment or this Agreement, including, without limitation, the obligations regarding confidentiality, publicity and Marks, and limitations of liability, shall survive termination or expiration.

12.9     THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES. THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS, PROPOSALS, REPRESENTATIONS, STATEMENTS OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, OR THE RIGHTS AND OBLIGATIONS RELATING TO THE SERVICES. THIS AGREEMENT SHALL NOT BE CONTRADICTED, OR SUPPLEMENTED BY ANY WRITTEN OR ORAL STATEMENTS, PROPOSALS, REPRESENTATIONS, ADVERTISEMENTS, SERVICE DESCRIPTIONS OR YOUR PURCHASE ORDER FORMS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT OR AN ATTACHMENT.

AT&T MA Reference No. DCMT306779

AT&T Contract Tariff Service Order Attachment
Cover Page

CUSTOMER Legal Name (“Customer”, “You” or “Your”)		AT&T Corp. (“AT&T”)	AT&T Sales Contact Name
Improvenet.Com		AT&T Corp.	Zeeshan Hussain

CUSTOMER Address		AT&T Address	AT&T Sales Contact Address
720 Bay Road #200		55 Corporate Drive Bridgewater, New Jersey 08807	Addr: 2665 N First St #100 City: San Jose
Redwood City CA	USA 94063		State: CA Zip: 95134	Country:

CUSTOMER Contact		AT&T Contact	AT&T Sales Contact Information
Name: Brian Lewis		Master Agreement Support Team	Telephone: 1 408 452-3631
Title: MIS Telephone: 650-701-8060 Fax: 650-701-8260 Email: brian@improvenet.com		Email: mast@att.com url: http://ma.kweb.att.com/ Fax: 908-658-2562	Fax: Email: Branch Manager: Sales Strata:	Sales Region:

CUSTOMER Billing Address		Customer Account Information
720 Bay Road Redwood City CA	94063	Master Customer Number (MCN): Plan ID No.	Term: 24 Months Scanned Image Reference Number: ABN [ILLEGIBLE]

This Service Order Attachment (including its addenda, if any) is an Attachment to the Master Agreement between Customer and AT&T dated          , and is an integral part of the Agreement.

The domestic interstate services portion of the CT ordered hereunder has been detariffed, and the contract between the parties shall consist of the Master Agreement and the relevant portions of the Contract Tariff (“CT”) and referenced AT&T tariffs (“Applicable Tariffs”), as those Applicable Tariffs may be modified from time to time.

The international services portion of the CT ordered hereunder is still required to be tariffed as of the date this Attachment is signed, and the tariff between the parties shall consist of the relevant portions of the CT and the Applicable Tariffs, as those Applicable Tariffs may be modified from time to time. In addition, the following Sections of the Master Agreement shall apply: 4, 5, 7, 9.5, 12.1 and 12.6. In the event that a court or administrative agency of competent jurisdiction determines during the Term of the CT that any of the tariffed services are not tariffable or must be detariffed, then the Detariffing provision in the Applicable Tariffs shall apply.

The order of priority in the event of inconsistency among terms shall be the CT, then the Master Agreement, and then the Applicable Tariffs.

Customer hereby places an order for:

☒	New AT&T Contract Tariff (attachment required)	☐	Existing AT&T Contract Tariff No. (attachment required)	☐	Refile Of Existing AT&T Contract Tariff No. (attachment required)

Existing Pricing Plan Replacement/Discontinuance:
☐

Check here and identify any AT&T CT or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)

	CT No.	Plan ID No.	Main Billed Account No.

CUSTOMER HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS OF THIS SERVICE ORDER ATTACHMENT AND AGREES TO BE BOUND BY THEM.

ILLUSTRATIVE

AT&T CONTRACT TARIFF

GENERAL PROVISIONS

•                  The AT&T tariffs referenced in Section 1., following, may hereinafter be referred to as the Applicable AT&T Tariffs.

•                  Except as otherwise provided in this CT, the provisions, rates and regulations that apply to the Services Provided specified in Section 1., following, are as set forth in the Applicable T&T Tariffs that are referenced in Section 1., following, as such tariffs are amended from time to time.

1.     Services Provided - AT&T Business Network Service (AT&T Tariff F.C.C. Nos. 1, 9 and 11) and AT&T ACCUNET T1.5 Service Primary Rate Interface Office Functions (AT&T Tariff F.C.C. No. 9)

2.     Contract Term; Renewal Options - The term of this Contract Tariff is 2 Years beginning with the first day of the customer’s first full billing cycle under this Contract Tariff, which is referred to as the Customer’s Initial Service Date (CISD). No renewal option is available for this CT.

3.     Minimum Commitments/Charges - The Minimum Annual Revenue Commitments (MARC) for the AT&T Business Network (ABN) Service provided under this CT is $600,000 for each year of the CT term.

The MARC will be satisfied by:

(1) the Customer’s total monthly non-recurring, recurring and usage charges for ABN Service as defined in the Applicable AT&T Tariffs;

(2) the Customer’s total monthly non-recurring and recurring charges for AT&T ACCUNET T1.5 Service Primary Rate Interface Office Functions;

(3) Customer’s Qualified AT&T Wireless Services (AWS) charges in AWS Markets only will be included on the ABN Service bill for eligible AWS rate plans ordered under a separate AT&T Contract for ABN Service and/or ordered as specified in the AT&T Service Guide for ABN Service at any time during the Contract Tariff Term. some AWS services/rate plans are not eligible at this time, including but not limited to, the Corporate Digital Advantage (CDA) rate plans. Group Calling, Business long Distance Advantage (BLDA), Wireless Office Service (WOS), Wireless Data Services (e.g. PocketNet), and Personal Network. Each end user/customer must comply with all of the terms and conditions related to the end user’s/customer’s calling plan. Qualified AWS Charges retire the ABN Service MARC, which include the following: (a) one-time charges for Service activation, conversion, and charges for changing rate plans, (b) monthly wireless access charges, (c) home wireless airtime charges, (d) roaming airtime charges incurred by Numbers provisioned from AWS Markets while roaming in other AWS Markets, (e) charges for detail billing, (f) charges for additional wireless service features such as voice mail, but excluding enhanced features such as directory assistance or fee-based information services where AWS or Carrier pays a fee to a third-party vendor for use of the feature, and (g) associated 10288 cellular long distance usage. All Wireless ABN Service charges are not eligible to receive ABN Service discounts, neither the ABN Service aggregate discount nor the Monthly Growth Incentive (MGI) discount. Only AWS Corporate Liability subscribers are eligible end users under ABN Service; AWS Employee Sponsorship subscribers are not eligible at this time under ABNS.

(4) Customer’s total gross monthly billed charges for Alternative Communications Capabilities, ordered under a separate AT&T Contract for ABN Service and/or ordered as specified in the AT&T Service Guide for ABN Service at any time during the Contract Tariff Term. The Shortfall provisions for this CT are the same provisions as specified in the Applicable AT&T Tariffs for the ABN Term Pricing Plan.

4. Contract Price

A. The Contract Price for the AT&T Services Provided under this CT is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in the AT&T Tariffs in Section 1...preceding, except for those Rates specified in Section 7., following.

B. The Contract Price for the AWS and Alternative Communications Capabilities ordered as described in Section 3., above, is the same as the Charges specified in the AT&T Service Guide for ABN Service and/or in the separate AT&T Contract for ABN Service.

5. Discounts - The following discounts are the only discounts for the Services Provided under this CT and will be applied to the Customer’s ABN Service bill.

A. The Customer will receive following discounts each month:

Monthly Billed Charges	Discount%
Domestic Voice	54%
International Voice	49%
Other Qualifying Service Category	33%
Terrestrial 1.544 Mbps Local Channels	20%
Alternative Communications Capabilities	15%
ACCUNET T1.5 Service Primary Rate Interface Office Functions	50%

B. ABN - Monthly Growth Incentive (MGI) Discount - The Customer will receive the MGI Discount as specified in the Applicable AT&T Tariffs for ABN Service.

6. Classifications, Practices and Regulations

A. Monitoring Condition - The Customer must make available for AT&T use, at each ABN location with at least one T1.5 fully or partially provisioned for voice traffic, except for those locations that use ADL DID or AT&T Local Service, a minimum of 25% of their DS0 Channels provisioned for voice traffic to allow AT&T to terminate the Customer’s AT&T Switched Network minutes. The term “AT&T Switched Network Minutes” does not apply to nodal services using the local channel service as an access facility for services obtained at the ABN location nor to any switched network minutes billed to the Customer’s ABN location, other than LDMTS minutes associated with collect or credit card calls. If the Customer fails to satisfy the 25% requirement, the Customer will be billed an amount equal to the Discounts specified in Section 5.A., preceding, for Access.

B. Promotions, Credits and Waivers - The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in Section 1, preceding.

1. The waivers referenced in the Applicable AT&T Tariffs for ABN Service will apply to this Contract Tariff.

2. AT&T will waive the Installation Charges for AT&T ACCUNET T1.5 Service Primary Rate Interface Office Functions, provided such Office Functions remain installed for a minimum retention period of 12 months. If such Office Functions are disconnected prior to the end of the 12 month minimum retention period, the Customer will be billed an amount equal to the waived charges.

C. Discontinuance - The Discontinuance provisions for this CT are the same provisions as specified in the Applicable AT&T Tariffs for the ABN Term Pricing Plan.

D. Availability - This CT is available only to Customers who: (1) will order this CT only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; (2) are current in payment to AT&T for its existing tariffed telecommunications services; (3) during the first year commit to satisfy 100% of the total ABN Service usage under this CT with usage for services not previously provided by AT&T, that is, usage from services previously provided by another interexchange Carrier; and (4) order service within 30 days after the effective date of this CT for initial installation of the Services Provided under this CT within 30 days after the date ordered.

7. Rates -  The Rates in this section are in lieu of the corresponding Rates specified in AT&T Tariff F.C.C. No. 11, and apply to the Terrestrial 1.544 Mbps Local Channels ordered and installed in conjunction with the services provided under this CT.

A. AT&T Terrestrial 1.544 Mbps Local Channels

NPA-NXX	Monthly Charge	USOC
All	$400.00	1LNV9

AT&T MA Reference No. DCMT306779

AT&T Contract Tariff Service Order Attachment
Cover Page

CUSTOMER Legal Name (“Customer”, “You” or “Your”)		AT&T Corp. (“AT&T”)	AT&T Sales Contract Name
Improvenet.Com		AT&T Corp.	Zeeshan Hussain

CUSTOMER Address		AT&T Address	AT&T Sales Contact Address
720 Bay Road #200		55 Corporate Drive Bridgewater, New Jersey 08807	Addr: 2665 N First St #100 City: San Jose
Redwood City CA	USA 94063		State: CA Zip: 95134	Country:

CUSTOMER Contact		AT&T Contact	AT&T Sales Contact Information
Name: Brian Lewis		Master Agreement Support Team	Telephone: 1 408 452-3631
Title: MIS Telephone: 650-701-8060 Fax: 650-701-8260 Email: brian@improvenet.com		Email: mast@att.com url: http://ma.kweb.att.com/ Fax: 908-658-2562	Fax: Email: Branch Manager: Sales Strata:	Sales Region:

CUSTOMER Billing Address		Customer Account Information
720 Bay Road Redwood City CA 94063		Master Customer Number (MCN): Plan ID No.:	Term: 24 Months Scanned Image Reference Number: 14439

This Service Order Attachment (including its addenda, if any) is an Attachment to the Master Agreement between Customer and AT&T dated                  , and is an integral part of that Agreement.

The domestic interstate services portion of the CT ordered hereunder has been detariffed, and the contract between the parties shall consist of the Master Agreement and the relevant portions of the Contract Tariff (“CT”) and referenced AT&T tariffs (“Applicable Tariffs”), as those Applicable Tariffs may be modified from time to time.

The international services portion of the CT ordered hereunder is still required to be tariffed as of the date this Attachment is signed, and the tariff between the parties shall consist of the relevant portions of the CT and the Applicable Tariffs, as those Applicable Tariffs may be modified from time to time. In addition, the following Sections of the Master Agreement shall apply: 4, 5, 7, 9.5, 12.1 and 12.6. In the event that a court or administrative agency of competent jurisdiction determines during the Term of the CT that any of the tariffed services are not tariffable or must be detariffed, then the Detariffing provision in the Applicable Tariffs shall apply.

The order of priority in the event of inconsistency among terms shall be the CT, then the Master Agreement, and then the Applicable Tariffs.

Customer hereby places an order for:

☒	New AT&T Contract Tariff (attachment required)	☐	Existing AT&T Contract Tariff No. (attachment required)	☐	Refile Of Existing AT&T Contract Tariff No. (attachment required)

Existing Pricing Plan Replacement/Discontinuance:
☐

Check here and identify any AT&T CT or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)

	CT No.	Plan ID No.	Main Billed Account No.

CUSTOMER HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS OF THIS SERVICE ORDER ATTACHMENT AND AGREES TO BE BOUND BY THEM.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14439
Adm. Rates and Tariffs	Original Title Page
Bridgewater, NJ 08807
Issued: September 8, 2000	Effective: September 9, 2000

** All material on this page is new. **

CONTRACT TARIFF NO.  14439

TITLE PAGE

This Contract Tariff applies to ACCUNET T1.5 Access and Function Connections, M-24 Multiplexing Office Functions, AT&T Terrestrial 1.544 Mbps Local Channel Services and Access Coordination Functions for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14439
Adm. Rates and Tariffs	Original Page 1
Bridgewater, NJ 08807
Issued: September 8, 2000	Effective: September 9, 2000

** All material on this page is new. **

CONTRACT TARIFF NO.  14439

CHECK SHEET

The Title Page and Pages 1 through 6 inclusive of this tariff are effective as of the date shown.

TABLE OF CONTENTS

Check Sheet
List of Concurring, Connecting and Other Participating Carriers
Explanation of Symbols - Coding of Tariff Revisions
Trademarks and Service Marks
Explanation of Abbreviations
Contract Summary

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

Concurring Carriers — NONE

Concurring Carriers — NONE

Other Participating Carriers — NONE

EXPLANATION OF SYMBOLS — Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

R	-	to signify reduction.
I	-	to signify increase.
C	-	to signify changed regulation.
T	-	to signify a change in text but no change in rate
or regulation.
S	-	to signify reissued matter.
M	-	to signify matter relocated without change.
N	-	to signify new rate or regulation.
D	-	to signify discontinued rate or regulation.
Z	-	to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14439
Adm. Rates and Tariffs	Original Page 2
Bridgewater, NJ 08807
Issued: September 8, 2000	Effective: September 9, 2000
** All material on this page is new. **

TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.

Trademarks	Service Marks
None	ACCUNET

EXPLANATION OF ABBREVIATIONS

Adm.                —  Administrator

Mbps               —  Megabits per second

GENERAL PROVISIONS

Detariffing — If during the term of this Contract Tariff, the AT&T Tariffs referenced herein (“Applicable AT&T Tariffs”) are detariffed in whole or in part pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction, then following such detariffing:

(i)  the terms and conditions for the Services Provided will remain the same as those in this Contract Tariff, except that the relevant terms and conditions contained in the Applicable AT&T Tariffs will remain the same as those in effect as of the date AT&T detariffs in whole or in part those Applicable AT&T Tariff provisions, and will be incorporated as part of this Contract Tariff, and

(ii)  the rates for the Services Provided will be:

(a)  to the extent Applicable AT&T Tariff provisions remain filed and effective, those rates specified in such Applicable AT&T Tariff provisions, as amended from time to time; and

(b)  to the extent that this Contract Tariff contains specific rates or rate schedules that would apply in lieu of (or in addition to) the rates or rate schedules in Applicable AT&T Tariffs, such specific Contract Tariff rates and rate schedules; and

(c)  to the extent Applicable AT&T Tariff provisions are detariffed, and (b) preceding does not apply, those rates specified in the applicable AT&T Price Lists, as amended from time to time.

In all cases (a, b or c), the applicable rates shall continue to be subject to any discounts, waivers, credits and restrictions on rate changes that may be contained in this Contract Tariff.  Where rates and rate changes (both increases and decreases) would have been calculated by reference to a tariff rate that has been detariffed, rates and rate changes shall instead be calculated during the term of this Contract Tariff by reference to applicable AT&T Price Lists and (to the extent changes to tariff rates were permitted under this Contract Tariff) AT&T shall have the right to change its Price Lists from time to time.

All references to the AT&T Tariffs in this Contract Tariff shall be construed to mean the AT&T Tariffs specified herein, as well as the documents which will replace those tariffs, including the AT&T Price Lists, when AT&T cancels those tariffs.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14439
Adm. Rates and Tariffs	Original Page 3
Bridgewater, NJ 08807
Issued: September 8, 2000	Effective: September 9, 2000
** All material on this page is new. **

CONTRACT TARIFF NO.  14439

1.         Services Provided:

A.      AT&T Private Line Services (AT&T Tariff F.C.C.  No.  9) consisting of:

1.      AT&T ACCUNET T1.5 Access Connections

2.      AT&T ACCUNET T1.5 Function Connections

3.      AT&T ACCUNET T1.5 M-24 Multiplexing Office Functions

B.      AT&T Local Channel Services (AT&T Tariff F.C.C.  No.  11) consisting of:

1.      AT&T Terrestrial 1.5 Mbps Local Channel Service and Associated Access Coordination Functions.

1.1    Initial Quantities - Beginning in the 1st month following the CISD, the Initial Quantities of AT&T Local Channel Services components are as follows:

1 AT&T Terrestrial 1.544 Mbps Local Channel

2.      Term of Contract;  Renewal Options - The Customer must select a term of not less than 24 nor more than 60 months.  The term begins with the Customer’s Initial Service Date (CISD).  No renewal option is available for this Contract Tariff.

3.      Minimum Monthly Revenue Commitment - The undiscounted Minimum Monthly Revenue commitment (MMRC) is $275.00 for each month of the Contract Tariff Term.  If, in any month, the Customer fails to satisfy the MMRC, the Customer will be billed an amount equal to the difference between the MMRC and the undiscounted actual charges for that month.

4.      Contract Price

A.      AT&T ACCUNET T1.5 Access Connections, Function Connections and M-24 Multiplexing Office Functions

1.      The Contract Price for the ACCUNET T1.5 Access Connections, Function Connections and M-24 Multiplexing Office Functions provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C.  No.  9, as amended from time to time.

B.      AT&T Local Channel Services and Access Coordination Functions

1.      The Contract Price for the AT&T Terrestrial 1.544 Mbps Local Channel Services and associated Access Coordination Functions provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C.  No.  11, as amended from time to time.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14439
Adm. Rates and Tariffs	Original Page 4
Bridgewater, NJ 08807
Issued: September 8, 2000	Effective: September 9, 2000
** All material on this page is new. **

5.         Discounts - The following discounts are the only discounts for the Services Provided under this Contract Tariff.  No other discounts will apply.  Unless modified below, the Base Discounts listed in this Section are the same discounts as specified in the AT&T tariffs referenced in Section 1, preceding, as amended from time to time.

A.      Base Discounts

1.      In lieu of any discounts specified in AT&T Tariff F.C.C.  Nos.  9 and 11, the Customer will receive one of the following discounts, each month, on the AT&T Terrestrial 1.544 Mbps Local Channels connected to AT&T Services provided under this Contract Tariff.

	Term Commitment
Terrestrial 1.544 Local Channels & M-24s under an:	24 to 35 months	36 to 47 months	48 to 59 months	60 months
AVA/UTA*	39%	48%	51%	54%
AVP**	29%	34%	36%	38%

*          An AVA with the Universal T1 Access (AVA/UTA) Arrangement is available to Customers that connect their AT&T Terrestrial 1.544 Mbps Local Channel service to an AT&T Switched Service or multiplexor provided under this CT.  An AVA/UTA Arrangement under this CT allows AT&T to terminate the Customer’s AT&T switched network minutes on the AVA/UTA Arrangement.  The Customer must make available for AT&T use, at each AVA location, a minimum of an average of four DSO channels for each Terrestrial 1.544 Mbps Local Channel in use at that location.  The term “AT&T switched network minutes” does not apply to nodal services using the local channel service as an access facility for services obtained at the AVA location nor to any switched network minutes billed to the Customer’s AVA location, other than LDMTS minutes associated with collect or credit card calls.

**       An AVP is available to Customers that connect their AT&T Terrestrial 1.544 Mbps Local Channel service to an AT&T Switched Service or multiplexor provided under this Contract Tariff.  An AVP allows the Customer the use of all of the 24 channels in an AT&T Terrestrial 1.544 Mbps Local Channel.

6.         Classifications, Practices and Regulations

A.      Except as otherwise provided under this Contract Tariff, the rates and regulations that apply to the Services Provided specified in Section 1., are as set forth in the AT&T tariffs that are referenced in Section 1., as such tariffs are amended from time to time.

B.      Monitoring Conditions - None.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14439
Adm. Rates and Tariffs	Original Page 5
Bridgewater, NJ 08807
Issued: September 8, 2000	Effective: September 9, 2000
** All material on this page is new. **

C.      Promotions, Credits and Waivers - The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in AT&T Tariff F.C.C.  Nos.  9 and 11 for the same services and service components installed under this Contract Tariff.

The following waivers will be applied to the Customer’s bill for the Services Provided under this Contract Tariff, provided the Customer is current in payment to AT&T for all services provided under this Contract Tariff at the time the waiver is to be applied.  If the Customer is not current in its payment, the waiver will not be applied until payment is made for all outstanding charges.  If at the end of the Contract Tariff Term the Customer has not fully used any or all of the waivers specified in this Section, the residual value of any such waivers will be set to zero and will not be applied to any other AT&T services.

     1.        AT&T will waive the nonrecurring Installation Charges for new MSVPP-eligible AT&T Terrestrial 1.544 Mbps service components and MSVPP-eligible and Nodal AT&T Terrestrial 1.544 Mbps Local Channel Services and associated function connections provided such service components:  (1) are installed on or after the CISD;  (2) are not disconnected and reconnected after the CISD and (3) remain in service for at least 12 months, except for upgrades to higher speeds, moves and rearrangements.  If a service component is disconnected for any reason prior to the end of the 12 month period AT&T will bill the Customer and the Customer is responsible for the amount of the Installation Charges that have been waived under this Section for each service component discontinued.  However, the obligation to retain service for 12 months expires at the end of the Contract Tariff Term.

     2.        AT&T will waive the recurring Monthly Charges for new and/or existing AT&T Terrestrial 1.544 Mbps Local Channel Access Coordination Functions, ACCUNET T1.5 Access Connections and M-24 Multiplexing Office Functions associated with AT&T Terrestrial 1.544 Mbps Local Channels connected to AT&T Services under this CT, associated with up to 50 AT&T Terrestrial 1.544 Mbps Local Channels, provided such service components:  (1) are installed and/or in service on or after the CISD;  (2) are not disconnected and reconnected after the CISD and (3) remain in service for at least 12 months, except for upgrades to higher speeds, moves and rearrangements.  If a service component is disconnected for any reason prior to the end of the 12 month period AT&T will bill the Customer and the Customer is responsible for the amount of the recurring Monthly Charges that had been waived under this Section for each service component discontinued.  However, the obligation to retain service for 12 months expires at the end of the Contract Tariff Term.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14439
Adm. Rates and Tariffs	Original Page 6
Bridgewater, NJ 08807
Issued: September 8, 2000	Effective: September 9, 2000
** All material on this page is new. **

D.      Discontinuance - In lieu of any Discontinuance Without Liability provisions that are specified in the AT&T Tariffs referenced in Section 1., preceding, the following provisions shall apply.

The Customer may discontinue this Contract Tariff prior to the end of the Contract Tariff Term, provided the Customer replaces this Contract Tariff with other AT&T Tariff F.C.C.  Nos.  9 and 11 Services or another AT&T Contract Tariff for AT&T Tariff F.C.C.  Nos.  9 and 11 Services having:  (i) an equal or greater new monthly revenue commitment(s) and (ii) a new term equal to or greater than the remaining term, but not less than two years.

If the Customer discontinues this CT for any reason other than specified above, prior to the expiration of the CT Term, a Termination Charge will apply.  The Termination Charge will be an amount equal to 35% of the sum of the unsatisfied MMRCs for the year in which the Customer discontinues this CT and 35% of the sum of MMRCs for each year remaining in the CT Term.  In addition, the Customer will also be billed an amount equal to the total waivers previously received on services components under this CT should the minimum in-service commitment period not be met by the termination date of the CT.

E.      Other Requirements - Not Applicable

F.      Availability - This Contract Tariff is available only to Customers who:  (1) will order this Contract Tariff only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer;  (2) order service within 270 days after the effective date of this Contract Tariff for initial installation of the Services Provided under this Contract Tariff within 60 days after the date ordered;  (3) have received an offer for substantially similar services from another provider at an equal or lower price in which the nonrecurring installation charges have been waived;  (4) have an existing two year AT&T Switched Services commitment for $1,000 per month or an existing two year AT&T InterSpan Frame Relay Service commitment of $500 per month and (5) have a maximum of 50 AT&T Terrestrial 1.544 Mbps Local Channels.

AT&T MA Reference No. DCMT308779

AT&T Contract Tariff Service Order Attachment

Cover Page

CUSTOMER Legal Name (“Customer”, “You” or “Your”)	AT&T Corp.(“AT&T”)	AT&T Sales Contact Name
Improvenet.Com	AT&T Corp.	Zeeshan Hussain

CUSTOMER Address	AT&T Address	AT&T Sales Contact Address
720 Bay Road #200 Redwood City USA CA 94063	55 Corporate Drive Bridgewater, New Jersey 08807	Addr: 2665 N First St #100 City: San Jose State: CA Country: Zip: 95134

CUSTOMER Contact	AT&T Contact	AT&T Sales Contact Information
Name: Brian Lewis Title:MIS Telephone: 650-701-8060 Fax: 650-701-8260 Email: brian@improvenet.com	Master Agreement Support Team Email: mast@att.com url: http://ma.kweb.att.com/ Fax: 908-658-2562	Telephone: 1 408 452-3631 Fax: Email: Branch Manager: Sales Strata: Sales Region:

CUSTOMER Billing Address	Customer Account Information
720 Bay Road Redwood City CA 94063	Master Customer Number(MCN): Plan ID No.	Term: 24 Months Scanned Image Reference Number: 14109-0093624/NC

This Service Order Attachment (including its addenda, if any) is an Attachment to the Master Agreement between Customer and AT&T dated and is an integral part of that Agreement.

The domestic interstate services portion of the CT ordered hereunder has been detariffed, and the contract between the parties shall consist of the Master Agreement and the relevant portions of the Contract Tariff (“CT”) and referenced AT&T tariffs (“Applicable Tariffs”), as those Applicable Tariffs may be modified from time to time.

The international services portion of the CT ordered hereunder is still required to be tariffed as of the date this Attachment is signed, and the tariff between the parties shall consist of the relevant portions of the CT and the Applicable Tariffs, as those Applicable Tariffs may be modified from time to time.  In addition, the following Sections of the Master Agreement shall apply: 4, 5, 7, 9.5, 12.1 and 12.6.  In the event that a court or administrative agency of competent jurisdiction determines during the Term of the CT that any of the tariffed services are not tariffable or must be detariffed, then the Detariffing provision in the Applicable Tariffs shall apply.

The order of priority in the event of inconsistency among terms shall be the CT, then the Master Agreement, and then the Applicable Tariffs.

Customer hereby places an order for:

☒	New AT&T Contract Tariff (attachment required)	☐	Existing AT&T Contract Tariff No. (attachment required)	☐	Refile Of Existing AT&T Contract Tariff No. (attachment required)

Existing Pricing Plan Replacement/Discontinuance:

☐            Check here and identify any AT&T CT or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)

CT No.	Plan ID No.	Main Billed Account No.

CUSTOMER HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS OF THIS

SERVICE ORDER ATTACHMENT AND AGREES TO BE BOUND BY THEM.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14109
Adm. Rates and Tariffs	Original Title Page
Bridgewater, NJ 08807
Issued: July 10, 2000	Effective: July 11, 2000
** All material on this page is new. **

INTERNATIONAL CONTRACT TARIFF NO. 14109

TITLE PAGE

This Contract Tariff applies to ACCUNET T1.5 Integrated Services Digital Network (ISDN) Primary Rate Interface (PRI) for interstate or foreign communications in accordance with the Communications Act of 1934 as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

Notice:   This International Contract Tariff only applies to the AT&T international services specified herein and does not apply to any AT&T domestic interstate services.  Pursuant to FCC Rule 61.20, all AT&T domestic interstate services are furnished under a separate non-tariffed arrangement.  Accordingly, all references in this International Contract Tariff to terms, conditions and charges relating to domestic interstate services are to be construed for the sole purpose of determining the terms, conditions and charges applicable to AT&T international service.

This International Contract Tariff is only available to Customers who concurrently sign AT&T’s Domestic Interstate Service Contract No.  14109.  The Term of this International Contract Tariff will be coextensive with the Term of the Customer’s AT&T Domestic Interstate Service Contract NO.  14109.  If this International Contract Tariff is discontinued, then AT&T Domestic Interstate Service Contract No.  14109 will be automatically and simultaneously discontinued, and Termination Charges and/or Shortfall Charges, if applicable, may apply under each arrangement.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14109
Adm. Rates and Tariffs	Original Page 1
Bridgewater, NJ 08807
Issued: July 10, 2000	Effective: July 11, 2000
** All material on this page is new.**

INTERNATIONAL CONTRACT TARIFF NO.  14109

CHECK SHEET

The Title Page and Pages 1 through 5 inclusive of this tariff are effective as of the date shown.

TABLE OF CONTENTS

Check Sheet
List of Concurring, Connecting and Other Participating Carriers
Explanation of Symbols - Coding of Tariff Revisions
Trademarks and Service Marks
Explanation of Abbreviations
Contract Summary

LISTS OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

Concurring Carriers — NONE

Connecting Carriers — NONE

Other Participating Carriers — NONE

EXPLANATION OF SYMBOLS — Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols.  These symbols appear in the right margin of the page.  The symbols and their meanings are:

R	- to signify reduction.
I	- to signify increase.
C	- to signify changed regulation.
T	- to signify a changed in text but no change in rate or regulation.
S	- to signify reissued matter.
M	- to signify matter relocated without change.
N	- to signify new rate or regulation.
D	- to signify discontinued rate or regulation.
Z	- to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information.  Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z.  These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14109
Adm. Rates and Tariffs	Original Page 2
Bridgewater, NJ 08807
Issued: July 10, 2000	Effective: July 11, 2000
** All material on this page is new. **

TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.

Trademarks	Service Marks
None	ACCUNET

EXPLANATION OF ABBREVIATIONS

Adm.                  —  Administrator

IOCs                  —  Inter Office Channels

kbps                   —  kilobits per second

Mbps                 —  Megabits per second

GENERAL PROVISIONS

Detariffing  —  If during the term of this Contract Tariff, the AT&T Tariffs referenced herein (“Applicable AT&T Tariffs”) are detariffed in whole or in part pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction, then following such detariffing:

(i)  the terms and conditions for the Services Provided will remain the same as those in this Contract Tariff, except that the relevant terms and conditions contained in the Applicable AT&T Tariffs will remain the same as those in effect as of the date AT&T detariffs in whole or in part those Applicable AT&T Tariff provisions, and will be incorporated as part of this Contract Tariff, and

(ii)  the rates for the Services Provided will be:

(a)  to the extent Applicable AT&T Tariff provisions remain filed and effective, those rates specified in such Applicable AT&T Tariff provisions, as amended from time to time; and

(b)  to the extent that this Contract Tariff contains specific rates or rate schedules that would apply in lieu of (or in addition to) the rates or rate schedules in Applicable AT&T Tariffs, such specific Contract Tariff rates and rate schedules; and

(c)  to the extent Applicable AT&T Tariff provisions are detariffed, and (b)  preceding does not apply, those rates specified in the applicable AT&T Price Lists, as amended from time to time.

In all cases (a, b or c), the applicable rates shall continue to be subject to any discounts, waivers, credits, and restrictions on rate changes that may be contained in this Contract Tariff.  Where rates and rate changes (both increases and decreases) would have been calculated by reference to a tariff rate that has been detariffed, rates and rate changes shall instead be calculated during the term of this Contract Tariff by reference to applicable AT&T Price Lists and (to the extent changes to tariff rates were permitted under this Contract Tariff) AT&T shall have the right to change its Price Lists from time to time.

All references to the AT&T Tariffs in this Contract Tariff shall be construed to mean the AT&T Tariffs specified herein, as well as the documents which will replace those tariffs, including the AT&T Price Lists, when AT&T cancels those tariffs.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14109
Adm. Rates and Tariffs	Original Page 3
Bridgewater, NJ 08807
Issued: July 10, 2000	Effective: July 11, 2000
** All material on this page is new. **

INTERNATIONAL CONTRACT TARIFF NO.  14109

1.         Services Provided:

A.    AT&T Private Line Services (AT&T Tariff F.C.C.  No.  9) consisting of:

1.   ACCUNET T1.5 Integrated Services Digital Network (ISDN) Primary Rate Interface (PRI)

1.1.             Initial Quantities — Beginning in the 4th month following the CISD, the Initial Quantities of AT&T Private Line Service components are as follows:

1  ACCUNET T1.5 Integrated Service Digital Network (ISDN) Primary Rate Interface (PRI)

2.      Contract Term;  Renewal Options — The term of this Contract Tariff is 2 years beginning with the Customer’s Initial Service Date (CISD).  No renewal option is available for this Contract Tariff.

3.      Minimum Revenue Commitment — Not Applicable.

4.      Contract Price

A.    AT&T Private Line Services

1.   This Contract Price for the ISDN PRI provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C.  No.  9, as amended from time to time.

5.      Discounts — None

6.      Classifications, Practices and Regulations

A.    Except as otherwise provided in this Contract Tariff, the rates and regulations that apply to the Services Provided specified in Section 1., preceding, are as set forth in the AT&T tariffs that are referenced in Section 1., preceding, as such tariffs are amended from time to time.

B.    Monitoring Conditions — None.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14109
Adm. Rates and Tariffs	Original Page 4
Bridgewater, NJ 08807
Issued: July 10, 2000	Effective: July 11, 2000
** All material on this page is new. **

C.      Promotions, Credits and Waivers

The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in Section 1., preceding.

The following waiver will be applied to the Customer’s bill.  If at the end of the Contract Tariff Term the Customer has not fully used any or all of the waiver specified in this Section, the residual value of any such waiver will be set to zero and will not be applied to any other AT&T services.

1.   AT&T Private Line Services

(a)   AT&T will waive the nonrecurring Installation Charges for the installation of up to a maximum of 50 new PRIs with no more than 6 D Channels per location as specified in AT&T Tariff F.C.C.  No.  9, as amended from time to time, provided such new PRIs:  (1) are installed prior to the end of the 6th month following the CISD;  (2) have not previously been provided by AT&T, that is, service components provided by another Interexchange carrier or new growth;  (3) are not disconnected and reconnected after the CISD;  and (4) remain in service for at least 12 months.  If a PRI is disconnected for any reason prior to the end of the 12 month period, the waived nonrecurring charges will be billed at the time of disconnect.  If a PRI has not been in service for the minimum period of 12 months prior to the expiration of the Contract Tariff Team, the Customer may:  (1) elect to be billed the waived nonrecurring charges, or (2) elect to continue the services in another AT&T Contract Tariff, or (3) include the PRI(s) in either a new or existing term plan for AT&T Tariff F.C.C.  No.  9 services.  If the Customer elects to continue the PRI(s), the obligation for the PRI(s) to remain in-service for the minimum period of 12 months no longer applies.

D.      Discontinuance — In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T tariffs referenced in Sections 1., preceding, the following provisions shall apply.

The Customer may discontinue this Contract Tariff prior to the end of the Contract Tariff Term, provided the Customer replaces this Contract Tariff with other AT&T Tariff F.C.C.  No.  9 Services or another AT&T Contract Tariff for AT&T Tariff F.C.C.  No.  9 Services having:  (i) an equal or greater new monthly revenue commitment(s) and (ii) a new term equal to or greater than the remaining term, but not less than 18 months.

If the Customer discontinues this Contract Tariff for any reason other than specified above, prior to the expiration of the Contract Tariff Term, a Termination Charge will apply.  The Termination Charge for AT&T Private Line Services will be an amount equal to 100% of the waived installation charges.

AT&T COMMUNICATIONS	CONTRACT TARIFF NO. 14109
Adm. Rates and Tariffs	Original Page 5
Bridgewater, NJ 08807
Issued: July 10, 2000	Effective: July 11, 2000

E.      Availability -This Contract Tariff has been developed to respond to competitive circumstances affecting specific Customers who:  (1) will order this Contract Tariff only once either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer;  (2) order service within 270 days after the effective date of this Contract Tariff for initial installation of the Services Provided under this Contract Tariff within 60 days after the date ordered;  (3) have received an offer for substantially similar services from another provider at an equal or lower price in which the nonrecurring installation charges have been waived;  (4) have a maximum of 50 PRIs;  (5) have a maximum of 6 ISDN D channels per location and (6) have an existing AT&T Switched Services or AT&T Data Services commitment with not less than one year remaining in the term.

RESPONSIBLE ORGANIZATION DESIGNATION AND AGREEMENT OF AGENCY

[LOGO OF AT&T]

I hereby designate AT&T to act as Responsible Organization (“RESPORG”) for the following toll free service telephone numbers. I further designate AT&T to act as my agent to transfer RESPORG functions to AT&T. These designations supersede all prior RESPORG designations pertaining to these toll free service numbers.

Company Billing Name:	Improvenet.Com
(As it appears on the customers bill copy)

Company Billing Address:		720 Bay Road #200

City:	Redwood City	State:	CA	Zip:	94063

Company Contact:	Brian Lewis MIS		Contact Email:

Contact Phone #:	650-701-8060		Fax #:	650-701-8260

Authorized By:	Don Gaspar	/s/ Don Gaspar
	(Signature or PIN)			(Print Name)

		CTO		12/12/00
		(Title)		(Date)

TOLL FREE SERVICE NUMBERS FOR WHICH RESPORG FUNCTIONS ARE BEING TRANSFERRED
(8)	(8)

(8)	(8)

(8)	(8)

(8)	(8)

OLD RESPONSIBLE ORGANIZATION		NEW RESPONSIBLE ORGANIZATION
ID:	(8)	ID:	ATX01

Name:	(8)	Name:	AT&T

Address:	(8)	Address:	2651 Olive Street

	(8)		St. Louis, MO 63103

FOR AT&T USE ONLY

AT&T Name:	Theresa Castor	Phone No:	+1 408 382-6231

AT&T E-Mail Address:	theresacastor@att.com		Fax No: 9683MC

Branch:	Save	Winback	Nodal

PRINT USING FINE TIP INK PEN WHEN COMPLETING THE RESPORG FORM - ILLEGIBLE FORMS WILL BE REJECTED!

AT&T Proprietary
Use pursuant to Company Instructions

RESPONSIBLE ORGANIZATION DESIGNATION AND AGREEMENT OF AGENCY

[LOGO OF AT&T]

I hereby designate AT&T to act as Responsible Organization (“RESPORG”) for the following toll free service telephone numbers. I further designate AT&T to act as my agent to transfer RESPORG functions to AT&T. These designations supersede all prior RESPORG designations pertaining to these toll free service numbers.

Company Billing Name:	Improvenet.Com
(As it appears on the customers bill copy)

Company Billing Address:	720 Bay Road #200

City:	Redwood City	State:	CA	Zip:	94063

Company Contact:	Brian Lewis MIS	Contact Email:

Contact Phone #:	650-701-8060	Fax #:	650-701-8260

Authorized By:	Don Gaspar	/s/ Don Gaspar
	(Signature or PIN)			(Print Name)

		CTO		12/12/00
		(Title)		(Date)

TOLL FREE SERVICE NUMBERS FOR WHICH RESPORG FUNCTIONS ARE BEING TRANSFERRED
(8)	(8)

(8)	(8)

(8)	(8)

(8)	(8)

OLD RESPONSIBLE ORGANIZATION		NEW RESPONSIBLE ORGANIZATION

ID:	(8)	ID:	ATX01

Name:	(8)	Name:	AT&T

Address:	(8)	Address:	2651 Olive Street

	(8)		St. Louis, MO 63103

FOR AT&T USE ONLY

AT&T Name:	Theresa Castor	Phone No:	+1 408 382-6231

AT&T E-Mail Address:	theresacastor@att.com		Fax No: 9683MC

Branch:	Save	Winback	Nodal

PRINT USING FINE TIP INK PEN WHEN COMPLETING THE RESPORG FORM - ILLEGIBLE FORMS WILL BE REJECTED!

AT&T Proprietary
Use pursuant to Company Instructions

RESPONSIBLE ORGANIZATION DESIGNATION AND AGREEMENT OF AGENCY

[LOGO OF AT&T]

I hereby designate AT&T to act as Responsible Organization (“RESPORG”) for the following toll free service telephone numbers. I further designate AT&T to act as my agent to transfer RESPORG functions to AT&T. These designations supersede all prior RESPORG designations pertaining to these toll free service numbers.

Company Billing Name:	Improvenet.Com
(As it appears on the customers bill copy)

Company Billing Address:	720 Bay Road #200

City:	Redwood City	State:	CA	Zip:	94063

Company Contact:	Brian Lewis MIS	Contact Email:

Contact Phone #:	650-701-8060	Fax #:	650-701-8260

Authorized By:	Don Gaspar	/s/ Don Gaspar
	(Signature or PIN)			(Print Name)

		CTO		12/12/00
	(Title)			(Date)

TOLL FREE SERVICE NUMBERS FOR WHICH RESPORG FUNCTIONS ARE BEING TRANSFERRED
(8)	(8)
(8)	(8)
(8)	(8)
(8)	(8)

OLD RESPONSIBLE ORGANIZATION		NEW RESPONSIBLE ORGANIZATION
ID:	(8)	ID:	ATX01
Name:	(8)	Name:	AT&T
Address:	(8)	Address:	2651 Olive Street
	(8)		St. Louis, MO 63103

FOR AT&T USE ONLY

AT&T Name:	Theresa Castor	Phone No:	+1 408 382-6231

AT&T E-Mail Address:	theresacastor@att.com		Fax No: 9683MC

Branch:	Save	Winback	Nodal

PRINT USING FINE TIP INK PEN WHEN COMPLETING THE RESPORG FORM - ILLEGIBLE FORMS WILL BE REJECTED!

AT&T Proprietary
Use pursuant to Company Instructions

RESPONSIBLE ORGANIZATION DESIGNATION AND AGREEMENT OF AGENCY

[LOGO OF AT&T]

I hereby designate AT&T to act as Responsible Organization (“RESPORG”) for the following toll free service telephone numbers. I further designate AT&T to act as my agent to transfer RESPORG functions to AT&T. These designations supersede all prior RESPORG designations pertaining to these toll free service numbers.

Company Billing Name:	Improvenet.Com
(As it appears on the customers bill copy)

Company Billing Address:	720 Bay Road #200

City:	Redwood City	State:	CA	Zip:	94063

Company Contact:	Brian Lewis MIS		Contact Email:

Contact Phone #:	650-701-8060		Fax #:	650-701-8260

Authorized By:	Don Gaspar	/s/ Don Gaspar
	(Signature or PIN)			(Print Name)

	CTO			12/12/00
	(Title)			(Date)

TOLL FREE SERVICE NUMBERS FOR WHICH RESPORG FUNCTIONS ARE BEING TRANSFERRED
(8)	(8)
(8)	(8)
(8)	(8)
(8)	(8)

OLD RESPONSIBLE ORGANIZATION		NEW RESPONSIBLE ORGANIZATION
ID:	(8)	ID:	ATX01
Name:	(8)	Name:	AT&T
Address:	(8)	Address:	2651 Olive Street
	(8)		St. Louis, MO 63103

FOR AT&T USE ONLY

AT&T Name:	Theresa Castor	Phone No:	+1 408 382-6231

AT&T E-Mail Address:	theresacastor@att.com		Fax No: 9683MC

Branch:	Save	Winback	Nodal

PRINT USING FINE TIP INK PEN WHEN COMPLETING THE RESPORG FORM - ILLEGIBLE FORMS WILL BE REJECTED!

AT&T Proprietary
Use pursuant to Company Instructions

RESPONSIBLE ORGANIZATION DESIGNATION AND AGREEMENT OF AGENCY

[LOGO OF AT&T]

I hereby designate AT&T to act as Responsible Organization (“RESPORG”) for the following toll free service telephone numbers. I further designate AT&T to act as my agent to transfer RESPORG functions to AT&T. These designations supersede all prior RESPORG designations pertaining to these toll free service numbers.

Company Billing Name:	Improvenet.Com
(As it appears on the customers bill copy)

Company Billing Address:	720 Bay Road #200

City:	Redwood City	State:	CA	Zip:	94063

Company Contact:	Brian Lewis MIS		Contact Email:

Contact Phone #:	650-701-8060		Fax #:	650-701-8260

Authorized By:	Don Gaspar	/s/ Don Gaspar
	(Signature or PIN)			(Print Name)

	CTO			12/11/00
	(Title)			(Date)

TOLL FREE SERVICE NUMBERS FOR WHICH RESPORG FUNCTIONS ARE BEING TRANSFERRED
(8)	(8)
(8)	(8)
(8)	(8)
(8)	(8)

OLD RESPONSIBLE ORGANIZATION		NEW RESPONSIBLE ORGANIZATION
ID:	(8)	ID:	ATX01
Name:	(8)	Name:	AT&T
Address:	(8)	Address:	2651 Olive Street
	(8)		St. Louis, MO 63103

FOR AT&T USE ONLY

AT&T Name:	Theresa Castor	Phone No:	+1 408 382-6231

AT&T E-Mail Address:	theresacastor@att.com		Fax No: 9683MC

Branch:	Save	Winback	Nodal

PRINT USING FINE TIP INK PEN WHEN COMPLETING THE RESPORG FORM - ILLEGIBLE FORMS WILL BE REJECTED!

AT&T Proprietary
Use pursuant to Company Instructions

AT&T Digital Link Service

Local Service Authorization Form

A) I hereby authorize AT&T to enroll my locations identified on Attachment A with the following AT&T Digital Link Services (indicate with an “X” all that apply):

☒ Local Outbound Service

☒Direct Outward Dialing (DOD)

☒Originating Toll-free Calling *

☒ Local Inbound Service **

☒Direct Inward Dial (DID)

☒Main Listed Number Service (MLN)

* Based on availability

** Only available with Local Outbound Service

I hereby authorize AT&T to provide AT&T Digital Link Service to all locations identified on Attachment A. I understand Local Inbound Service and Originating Toll-free Calling is not currently available in all states or locations. I further understand Local Outbound Service will be offered as either an intraLATA toll promotion or local service offering within individual states. I authorize AT&T to provision Local Inbound Service upon availability, and to convert  my AT&T Digital Link Service from intraLATA toll to local service when local service becomes available. I appoint AT&T as my agent to handle all arrangements with the local exchange company(s) (LEC) for establishing the service(s) indicated above, and to issue instructions to and to otherwise deal with the LEC regarding the locations and/or Billed Telephone Numbers (BTN) specified on Attachment A. AT&T may offer such service for all telephone lines associated with those locations and/or BTNs. AT&T will notify the customer as to the actual terms and conditions of each AT&T Digital Link Service tariff when filed. The customer may notify AT&T in writing, at any time, with no liability, that the customer no longer desires AT&T Digital Link Service in any specific state. Customers are required to keep individual business lines or other appropriate facilities with the LEC in order to provide 911 service and certain other services and/or codes.

B) These AT&T Digital Link Services should be provisioned at all locations identified in Attachment A.

C) Telephone Equipment (e.g. PBX) changes: ☐ YES, I would like AT&T to coordinate the required telephone equipment reprogramming changes with my equipment vendor. ☐ NO, I will coordinate the required telephone equipment reprogramming changes with my equipment vendor and AT&T.

D) Please complete the following section:

Improvenet.Com	ABN BAT + 15%
(Company Name)	(AT&T Service Name)

720 Bay Road #200
(Street Address)	(AT&T Master Customer Number or Account Number)

Redwood City CA 94063	Theresa Castor Account Executive
(City, State Zip Code)	(AT&T Representative Name & Title)

650-701-8060	+1 408 382-6
(Main Telephone Number)	(Contact Telephone Number)

Don Gaspar	Equipment Vendor Information
(Authorized Company Contact Name & Title)

650-701-8060
(Contact Telephone Number)	(Equipment Vendor Company Name)

/s/ Don Gaspar
(Authorizing Signature)	(Equipment Vendor Contact Name)

12/13/00
(Date Authorized)	(Equipment Vendor Contact Telephone Number)

AT&T DIGITAL LINK SERVICE

Attachment A

(Company Name)	(Date Authorized by Customer)

Service Location Information Service Street Address City, State Zip Code	AT&T Sub-Account Number (for CustomerNet & UniPlan) Or LDN/DHEC (for SDN, OneNet & VTNS)	# of T1.5s	Assign LERG (Y or N)	Requested LANI	Block Caller ID	DOD	8YY	Estimated # DSOs For 8YY	Estimated Monthly DOD Minutes

Upon completion, fax Local Service Authorization Form and LERG Request Form to

Customer Care @ 908 719 7341

All forms MUST be completed in MS Word and printed prior to faxing.

Hand written forms CAN NOT be accepted.

Customer Care will reject all hand written forms.

Customer Care will reject requests if:

☐ Locations utilizing ISDN are submitted - Locations utilizing ISDN CAN NOT be provisioned by the Customer Care. (See ISDN Provisioning)

☐ Texas requirements are not met - each location in Texas requires, a 911 Agency Agreement and Data Collection Form be submitted

☐ Operator Express T1.5s without UTA are submitted - Operator Express T1.5s REQUIRE a UTA dedicated access arrangement.

☐ Local Inbound (DID/MLN) Service is being provisioned via the ADL STO system and process - locations being provisioned with Local Inbound (DID/MLN Service, MUST have LANIs assigned via the ADL STO system and process

☐ New dedicated facilities (e.g. T1.5) are being installed - LANIs MUST be assigned via the Nodal EON request process.

(AT&T Technical Support Name)	(AT&T Technical Support Contact Telephone Number)
(GSM Name, if Global)	(GSM Contact Telephone Number, if Global)

[LOGO OF AT&T]

AT&T TELECONFERENCE SERVICES PRICING PLAN COMMITMENT FORM

Customer Name (Full Legal Name): Improvenet.Com			(“AT&T”) AT&T Corp.
Customer Address: 720 Bay Road #200			AT&T Address 55 Corporate Drive
City Redwood City	State CA	Zip Code 94063	City Bridgewater, NJ 08807	State	Zip Code
Contact Name: Brian Lewis			Contact Name:
Contact Title: MIS			Contact Title: AT&T TeleConference Services Account Executive
Telephone: 650-701-8060			Telephone:

Customer hereby places an order for an AT&T TeleConference Services Pricing Plan as follows:

Order Type:	New Plan Order
Term Plan Name:	TERM PLAN AA
Annual Revenue Commitment:	$100,000
Term:	2 YEARS

The following provisions apply to all orders:  Service will be provided under the Pricing Plan you have selected subject to the rates and terms and conditions in the applicable AT&T tariffs as they may be modified from time to time (the “Tariff”).  This Form and the Tariff constitute the entire agreement between Customer and AT&T with respect to the services provided under the Pricing Plan, and supersedes any and all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning such services or the rights and obligations relating to such services.  In the event of any inconsistency between the terms of this Form and the Tariff, the terms of the Tariff shall prevail.  Customer shall provide installation instructions and other information as required by the Tariff.  In the event that a court or administrative agency of competent jurisdiction determines that any of the services provided pursuant to the Pricing Plan are not tariffable, such services shall be treated as if detariffed, in accordance with the Detariffing provision below.

Detariffing:  If during the term of the Pricing Plan you have selected, the Tariff for the Pricing Plan is withdrawn or ceases to be effective as a tariff by virtue of, or in response to, a statutory change or order or requirement of a governmental or judicial authority of competent jurisdiction, the terms, conditions and charges in the Tariff which are in effect at the effective time of detariffing will be deemed to be the agreement between the parties, provided that AT&T will retain the right to change the underlying General Regulations, rates and other terms and conditions of the Tariff to the same extent AT&T could revise the Tariff prior to detariffing.

Attachment A:  For reference purposes only, a summary of certain Tariff Rates, Terms and Conditions is annexed hereto as Attachment A.  In the event of any inconsistency between the rates, terms and conditions stated in Attachment A and the Tariff, the rates, terms and conditions of the Tariff shall prevail.

AUTHORIZATION

Please review and sign below to activate AT&T TeleConference Services Corporate Plan

The services and pricing plan you have selected are subject to FCC tariff filing/approval and will be governed by the rates and terms and conditions in the appropriate AT&T Tariffs as may be modified from time to time.  Your signature acknowledges that you understand the terms and conditions under which the services selected will be provided and that you are duly authorized to make the commitment and order service.

Customer Name	Don Gaspar	Title	CTO
Customer Signature	/s/ Don Gaspar	Date	12/13/00
For AT&T		Title	AT&T TeleConference Account Executive
AT&T Signature	/s/ T.C. McDonough	Date	12/18/00